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                                                                   EXHIBIT 10.25

                               SERVICES AGREEMENT

        This Services Agreement is made and entered into as of December 9, 1998 by and between ORBCOMM CANADA INC. ("ORBCOMM Canada"), with offices at 1000, rue de la Gauchetiere ouest, 25th Floor, Montreal, Quebec, H3B 4X5, and ORBCOMM GLOBAL, L.P. ("ORBCOMM Global"), with offices at 2455 Horse Pen Road, Herndon, Virginia 20171.

        WHEREAS, ORBCOMM Canada has employed and in the future may employ individuals that possess certain skills and expertise in business areas relevant to the operations of ORBCOMM Global; and

        WHEREAS, ORBCOMM Global wishes to have full time use of certain individuals currently employed by ORBCOMM Canada and may in the future wish to have full time use other individuals employed by ORBCOMM Canada;

        NOW THEREFORE, the parties agree as follows:

        1. Reimbursement of Compensation Expenses. (a) ORBCOMM Global wishes to have full time use of the services of the individuals listed on Exhibit A (a "Designated Individual") at the compensation set forth opposite each such individual's name, which Exhibit may be amended from time to time by mutual agreement of the parties.

                (b) With respect to any bonus or commission plan remuneration due any Designated Individual, which plan is generally described on Exhibit A, ORBCOMM Global shall be responsible for establishing the criteria for achievement of any bonus or commission and ORBCOMM Global shall notify ORBCOMM Canada of the amount due (the "Bonus/Commission Amount"), and payment schedule for the Bonus/Commission Amount, to such Designated Individual. After receipt of such notice from ORBCOMM Global and payment by ORBCOMM Canada of the applicable Bonus/Commission Amount, ORBCOMM Global promptly reimburse ORBCOMM Canada such amount, together with any taxes or other applicable fees paid by ORBCOMM Canada with respect to the payment of the Bonus/Commission Amount.

                (c) ORBCOMM Global shall reimburse ORBCOMM Canada for any and all business expenses incurred by any Designated Individual and paid by ORBCOMM Canada, including any expenses associated with the purchase of a lap-top computer, pager and fax machine, maintenance of a business telephone and fax telephone line, business-related telephone expenses and any similar business expenses; provided that ORBCOMM Canada shall provide ORBCOMM Global with a copy of each Designated Individual's expense reimbursement form for approval prior to ORBCOMM Canada's approval and reimbursement of such business expenses.

                (d) ORBCOMM Global shall reimburse ORBCOMM Canada the actual cost incurred by ORBCOMM Canada in providing any Designated Individual (i) health and dental


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care coverage and life and disability insurance and (ii) Canadian governmental social security programs (unemployment insurance), applicable government-required pension plan contributions, workers compensation insurance and any other government mandated benefits, in each case where applicable based on a Designated Individual's ORBCOMM Global compensation.

        2. Payment Terms. ORBCOMM Canada shall provide to ORBCOMM Global once a month an invoice setting forth the applicable costs, expenses, fees and amounts due under Section 1 and incurred by ORBCOMM Canada during the prior month. ORBCOMM Canada's invoices shall be in U.S. dollars.

        3. Notices. (a) All invoices shall be sent to ORBCOMM Global, L.P., 2455 Horse Pen Road, Herndon, Virginia 20171, Attention: James Swoboda, or to such other address or individual as ORBCOMM Global shall specify in writing to ORBCOMM Canada.

                (b) Except as otherwise specified herein, all notices and other communications required to be delivered to any party hereunder shall be in writing and shall be sent by hand delivery, by overnight courier, by facsimile transmission (answer back received) or by registered mail, return receipt requested and postage prepaid, to:

               ORBCOMM:

                      ORBCOMM Global, L.P.
                      2455 Horse Pen Road, Suite 100
                      Herndon, Virginia 20171, USA
                      Telecopy:    +1.703.406.3508
                      Attention:   President

               ORBCOMM Canada:

                      ORBCOMM Canada Inc.
                      1000, rue de la Gauchetiere ouest, 25th Floor Montreal, Quebec, H3B 4X5
                      Telecopy:    +514.868.8186
                      Attention:   President

or to such other persons or addresses as either party may designate by written notice to the other. All such notices sent to either ORBCOMM Canada or ORBCOMM Global shall be effective the earlier of (i) three business days after the date of mailing by sender, or (ii) the date of actual receipt.

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        4.      Limitation of Liability. While any of the Designated Individual
is performing services for ORBCOMM Global, ORBCOMM Global shall be responsible for the supervision of the services provided by such Designated Individual. ORBCOMM Canada shall not assume any responsibility or liability for the quality or volume of the work performed by any Designated Individual on behalf of ORBCOMM Global, and ORBCOMM Global waives and releases ORBCOMM Canada from any and all claims or demands ORBCOMM Global may have that are based on or arise out of the quality or volume of such services.

        5. Entire Agreement. This Service Agreement contains the entire understanding between ORBCOMM Canada and ORBCOMM Global and supersedes all prior written and oral understandings relating to the subject hereof. Any modification or amendment of this Services Agreement must be in writing and signed by both parties.

        6. Governing Law. The construction, interpretation and performance of this Services Agreement, as well as the legal relations of the parties arising hereunder, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict or choice of law provisions thereof.

        IN WITNESS WHEREOF, the parties have executed this Services Agreement as of the day and year first above written.

                                        ORBCOMM GLOBAL, L.P.

                                        By: /s/ Robert F. Latham
                                            --------------------------------
                                            Name:   Robert F. Latham
                                            Title:  President and COO

                                        ORBCOMM CANADA INC.

                                        By: /s/ William J. Meder
                                            --------------------------------
                                            Name:   William J. Meder
                                            Title:  President

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                                        EXHIBIT A

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NAME/TITLE OF INDIVIDUAL           BASE COMPENSATION             COMMISSION/BONUS PLAN
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
Garry E. Bourns                    U.S.$5,000 per month          Eligible to participate in
Account Manager for Western                                      current Controlsat Commission
Calgary (Alberta) Region for                                     Plan with an annual target
ORBCOMM Global, Controlsat                                       income (base plus commission)
Division                                                         of U.S.$110,000
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Nicholas Thompson                  U.S.$5,416.67 per month       Eligible to participate in
Project Manager for the Calgary                                  current Controlsat Variable
(Alberta) Region for                                             Compensation Plan.  Under
ORBCOMM Global, Controlsat                                       such plan, eligible to receive a
Division                                                         bonus of up to 15 percent of
                                                                 base salary, with the actual
                                                                 amount based on the
                                                                 achievement of team goals.
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


This Exhibit A may be amended by mutual agreement of the parties as evidenced by the execution of an amended Exhibit A signed by both parties hereto.

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